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            VAN KAMPEN LIFE INVESTMENT TRUST CAPITAL GROWTH PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
     Verisk        10/06/09      -      $22.00       $8,525,000    $6,944      0.081%     0.37%  Merrill          Merrill Lynch
 Analytics Inc.                                                                                  Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC, William
                                                                                                 Blair &
                                                                                                 Company,
                                                                                                 L.L.C.,
                                                                                                 Keefe,
                                                                                                 Bruyette &
                                                                                                 Woods, Inc.,
                                                                                                 Fox-Pitt
                                                                                                 Kelton
                                                                                                 Cochran
                                                                                                 Caronia
                                                                                                 Waller (USA)
                                                                                                 LLC